DFA INVESTMENT DIMENSIONS GROUP INC.

Tax-Managed U.S. Equity Portfolio Tax-Managed U.S. Small Cap Portfolio Tax-Managed U.S. Targeted Value Portfolio	T.A. U.S. Core Equity 2 Portfolio Tax-Managed DFA International Value Portfolio T.A. World ex U.S. Core Equity Portfolio

SUPPLEMENT TO THE SUMMARY AND STATUTORY
PROSPECTUSES OF EACH OF THE PORTFOLIOS LISTED ABOVE

The purpose of this Supplement to the Summary and Statutory Prospectuses dated February 28, 2020, as amended, of the portfolios listed above (each, a “Portfolio”), each a series of DFA Investment Dimensions Group Inc. (the “Fund”), is to notify shareholders that the Board of Directors of the Fund approved converting the listed Portfolios into exchange-traded funds (“ETFs”) by the reorganization of each Portfolio into a corresponding ETF, as listed below, which will be newly created series of the Dimensional ETF Trust.
Portfolio	ETF
Tax-Managed U.S. Equity Portfolio	Dimensional U.S. Equity ETF
Tax-Managed U.S. Small Cap Portfolio	Dimensional U.S. Small Cap ETF
Tax-Managed U.S. Targeted Value Portfolio	Dimensional U.S. Targeted Value ETF
T.A. U.S. Core Equity 2 Portfolio	Dimensional U.S. Core Equity 2 ETF
Tax-Managed DFA International Value Portfolio	Dimensional International Value ETF
T.A. World ex U.S. Core Equity Portfolio	Dimensional World ex U.S. Core Equity 2 ETF
  A Prospectus/Information Statement with respect to the reorganization will be mailed before the consummation of the reorganization to holders of each Portfolio’s shares as of the record date.

The date of this Supplement is November 17, 2020

SUPP111720-002/DTMVX/DTMEX/DFTSX/DFTCX/DTMIX/DFTWX
00254026